Exhibit 99.1

AIM ImmunoTech Announces $2.65 Million Financing Priced At-Market under NYSE American Rules

OCALA, Fla., June 09, 2026 (GLOBE NEWSWIRE) — AIM ImmunoTech Inc. (NYSE American: AIM) (“AIM” or the “Company”), today announced that it has entered into definitive agreements for a registered direct offering and concurrent private placement priced at-the-market under NYSE American rules for gross proceeds of approximately $2.65 million, before deducting placement agent commissions and other offering expenses.

Ladenburg Thalmann & Co. Inc. is acting as the exclusive placement agent for the offering.

The offering is expected to close on or about June 10, 2026, subject to the satisfaction of customary closing conditions.

In the registered direct offering, the Company will issue and sell 2,554,119 shares of common stock, par value $0.001, at a purchase price of $0.5189 per share (the “Registered Shares”). In addition, in a concurrent private placement, the Company will issue and sell an aggregate of 2,554,119 unregistered shares of Common Stock (or pre-funded warrants in lieu thereof) (the “Unregistered Shares”) at the per share purchase price and unregistered Class J warrants (the “Class J Warrants”) to purchase up to 10,216,476 shares of Common Stock. The Class J Warrants will have an exercise price of $0.5189 per share, will be exercisable subject to stockholder approval and will expire five (5) years from the initial exercise date.

The Company intends to use the net proceeds from the offering for (i) the manufacture of clinical drug supply, (ii) the Company’s current clinical trial activities, (iii) the Company’s planned Phase 3 clinical trial activities, and (iv) working capital purposes.

The Registered Shares (or common stock equivalents in lieu thereof) are being offered and sold pursuant to a prospectus supplement to be filed with the Securities and Exchange Commission (“SEC”) in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-286319), which was declared effective by the SEC on July 3, 2025. The offering is being made only by means of a prospectus supplement and accompanying prospectus which are a part of the effective registration statement. The Unregistered Shares and Class J Warrants will be issued in a concurrent private placement. A prospectus supplement and the accompanying prospectus relating to the registered direct offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Additionally, when available, electronic copies of the prospectus supplement and the accompanying prospectus may be obtained from Ladenburg Thalmann & Co. Inc., 640 Fifth Avenue, 4th Floor, New York, NY 10019, by phone at (212) 409-2000, or by email at prospectus@ladenburg.com. The private placement of the Unregistered Shares, the Class J Warrants and the shares underlying the Class J Warrants offered to the institutional investors will be made in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated thereunder. Accordingly, the securities issued in the concurrent private placement may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About AIM ImmunoTech Inc.

AIM ImmunoTech Inc. is an immuno-pharma company focused on the research and development of therapeutics to treat multiple types of cancers, immune disorders and viral diseases, including COVID-19. The Company’s lead product is a first-in-class investigational drug called Ampligen® (rintatolimod), a dsRNA and highly selective TLR3 agonist immuno-modulator with broad spectrum activity in clinical trials for globally important cancers, viral diseases and disorders of the immune system.

For more information, please visit aimimmuno.com and connect with the Company on X, LinkedIn, and Facebook.

Forward-Looking Statements:

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 to the extent available. Forward-looking statements include all statements other than statements of historical fact and may be identified by words such as “believes,” “expects,” “intends,” “may,” “will,” “plans,” “potential,” “anticipates,” “estimates,” “continues,” “could,” “should” and similar expressions, although not all forward-looking statements contain these identifying words. Forward-looking statements in this press release include, without limitation, statements regarding the offering, the expected gross proceeds and anticipated closing of the offering, the intended use of proceeds, the issuance and terms of the Class J Warrants, anticipated milestones, the timing of commencement, enrollment, completion and results of clinical trials, the Company’s clinical and operational priorities, intellectual property expansion, regulatory progress and the timing and receipt of government approvals, if at all.

These forward-looking statements are based on the Company’s current expectations, estimates, forecasts and assumptions and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. These risks and uncertainties include, without limitation, risks related to the satisfaction of closing conditions, market conditions, the availability and sufficiency of funding and clinical drug supply, the Company’s ability to conduct and complete planned clinical trials, the timing and results of preclinical studies and clinical trials, whether preliminary or preclinical results will be predictive of future clinical trial results or results in humans, the need for and receipt of regulatory approvals, changes in priorities at institutions sponsoring or conducting trials, the Company’s ability to protect and enforce its intellectual property rights, risks associated with potential foreign operations and other risks described in the Company’s filings with the SEC.

The Company is in various stages of determining whether Ampligen® will be effective in the treatment of multiple types of viral diseases, cancers and immune-deficiency disorders, and significant additional testing and trials will be required to determine whether Ampligen® will be effective for these conditions. No assurance can be given that any current or planned clinical trials will be initiated, completed, successful or yield favorable or useful data, that preliminary studies will prove accurate or that future studies will not result in findings that differ from those previously reported by the Company. For a further discussion of risks and uncertainties, please review the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other filings with the SEC, including any prospectus supplement filed in connection with the offering and the documents incorporated by reference therein. These filings are available at www.sec.gov and www.aimimmuno.com. The information on the Company’s website is not incorporated by reference into this press release and is included for reference purposes only. Readers are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date of this press release, and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Investor Contact:

JTC Team, LLC

Jenene Thomas

908.824.0775

AIM@jtcir.com